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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    March 3, 1998
                                                    -------------


                             SMARTFLEX SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-26472

           DELAWARE                                       33-0581151
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(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)


14312 Franklin Avenue, Tustin, California                 92781-2085
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(Address of principal executive offices)                  (Zip Code)


                                  (714)838-8737
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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              (Former name, former address and former fiscal year,
                         if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On March 3, 1998, Smartflex Systems, Inc. ("Smartflex") announced the appointment of Anthony R.W. Richardson as Executive Vice President and Chief Operating Officer. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit Number
--------------

      99.1 Press release issued on March 3, 1998, by the Registrant announcing the appointment of Anthony R.W. Richardson as Executive Vice President and Chief Operating Officer.


                                   SIGNATURES


Purusant to the requirments of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SMARTFLEX SYSTEMS, INC.

                                            -----------------------
                                                   Registrant)


March 20, 1998                         By: /s/ William L. Healey
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    Date                                   William L. Healey
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS


       Exhibit
       Number                 Description
       -------                -----------

        99.1 Press release issued on March 3, 1998, by the Registrant announcing the appointment of Anthony R.W. Richardson as Executive Vice President and Chief Operating Officer.